Whitehorse Gold Corp. Spin-Out Transaction	12 Months Ended
Jun. 30, 2022
Whitehorse Gold Corp. Spin-Out Transaction [Abstract]
WHITEHORSE GOLD CORP. SPIN-OUT TRANSACTION

3. WHITEHORSE GOLD CORP. SPIN-OUT TRANSACTION

During Fiscal 2020, the Company established Whitehorse Gold Corp. (“Whitehorse Gold”) to acquire the Tagish Lake Gold Project (“TLG Project”) located in Yukon Territory, Canada from the Company for consideration of $2,201,350 (CAD$3,000,000) via a promissory note plus 20,000,000 Whitehorse Gold common shares (“spin-out shares”) as a result of a strategic review on the TLG Project.

On November 18, 2020, the Company received the consideration of $2,201,350 and distributed all of the spin-out shares held by it to the Company’s shareholders on a pro rata basis by way of a plan of arrangement under the Business Corporations Act (British Columbia). The spin-out shares were valued at $6,906,548 upon distribution.